Exhibit 99.2

FORM OF STOCKHOLDER LOCK-UP AGREEMENT

July 31, 2023

Revolution Medicines, Inc.

700 Saginaw Drive

Redwood City, California 94063

To the addressee set forth above:

The undersigned understands that, on the date hereof, Revolution Medicines, Inc., a Delaware corporation (“Parent”), Equinox Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub I”), Equinox Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub II”), and EQRx, Inc., a Delaware corporation (the “Company”), intend to enter into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for (i) the merger of Merger Sub I with and into the Company, with the Company being the surviving entity in such merger (the “First Merger”), and (ii) as soon as practicable following the First Merger and, in any case, on the same day as the Effective Time, and as the second step in a single integrated transaction with the First Merger, the merger of the Company with and into Merger Sub II, with Merger Sub II being the surviving entity in such merger (the “Second Merger” and, together with the First Merger, the “Mergers”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

To induce all parties to enter into the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement, the undersigned hereby agrees that, for good and valuable consideration, without the prior written consent of Parent, the undersigned will not, during the period commencing at the Effective Time and ending at 11:59 p.m. (Eastern time) on the 90th calendar day after the Closing Date (such period, the “Restricted Period”), Transfer, directly or indirectly, any Parent Capital Stock beneficially owned (as such term is used in Rule 13d-3 of the Exchange Act), by the undersigned (the “Lock-Up Shares”) or publicly announce any intention to effect a Transfer. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transaction designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any shares of Parent Capital Stock or any securities convertible into or exercisable or exchangeable for Parent Capital Stock, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned. Notwithstanding the foregoing, twenty percent (20%) of the undersigned’s Lock-Up Shares shall be released from the restrictions contained in this paragraph at 11:59 p.m. (Eastern time) on the 30th calendar day after the Closing Date; provided, in the event that the undersigned acquires any shares of Parent Capital Stock during the Restricted Period, such shares shall be disregarded for purposes of calculating the number of shares that shall be released pursuant to this sentence.

For purposes of this letter agreement: (i) “Capital Stock” means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of Parent, including, but not limited to, any Parent Common Stock, Parent

Preferred Stock, Parent Options, Parent RSUs and Parent Restricted Stock; and (ii) “Transfer” means (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, lending, grant of any option, right or warrant to purchase, disposition or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any option, put, call, derivative or other Contract, commitment, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, lending, grant of any option, right or warrant to purchase, disposition or other transfer (by operation of Law or otherwise), of any Parent Capital Stock or any interest in any Parent Capital Stock, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Parent Capital Stock, whether any such transaction described in the foregoing clause (a) or this clause (b) is to be settled by delivery of Parent Capital Stock or such other securities, in cash or otherwise, (c) the deposit of any Parent Capital Stock into any voting trust or similar arrangement, the entry into any voting agreement or arrangement with respect to any Parent Capital Stock or the grant of any proxy or power of attorney with respect to any Parent Capital Stock or (d) any Contract, commitment or other arrangement (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a), (b) or (c).

Notwithstanding the foregoing, (1) none of the restrictions set forth in this letter agreement shall apply to (w) if the undersigned is a natural Person or trust affiliated with a natural Person, the establishment of a new trading plan (or the amendment of existing trading plans established as of the date hereof) pursuant to Rule 10b5-1 promulgated under the Exchange Act for the Transfer of Lock-Up Shares (provided, that any such trading plan does not provide for the Transfer of Lock-Up Shares during the Restricted Period), (x) if the undersigned is a natural Person or trust affiliated with a natural Person, the Transfer of Lock-Up Shares pursuant to existing trading plans established as of the date hereof pursuant to Rule 10b5-1 promulgated under the Exchange Act (which, for avoidance of doubt, shall not in any way restrict the Transfer of Lock-Up Shares during the Restricted Period), (y) transfers, sales, dispositions, or the entering into of transactions (including, without limitation, any swap, hedge or similar agreement) by the undersigned of or relating to shares of Parent Capital Stock or other securities of Parent purchased or acquired by the undersigned on the open market, in a public offering by Parent, or that otherwise do not involve or relate to shares of Parent Capital Stock issued pursuant to the Merger Agreement in respect of shares of the Company or (z) pursuant to a bona-fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Parent Capital Stock involving a change of control of Parent (provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the Lock-Up Shares shall remain subject to the restrictions contained in this letter agreement), (2) the undersigned (x) may Transfer any of the undersigned’s Lock-Up Shares to a controlled Affiliate of the undersigned (provided, that any such Transfer shall be permitted only if, as a precondition to such Transfer, such controlled Affiliate transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of the undersigned under, this letter agreement (solely with respect to such Transferred Lock-Up Shares) by executing and delivering a joinder agreement in form and substance reasonably acceptable to Parent), (y) may dispose of or surrender any of the undersigned’s Lock-Up Shares (i) to Parent to the extent required to pay tax withholdings or remittance payments in connection with the vesting, settlement or exercise of Parent Options, Parent RSUs, Parent Restricted Stock or Parent Warrants, and (ii) in any sell-to-cover transactions in accordance with Section 1.11 of the Merger Agreement and (z) may dispose of or surrender any of the undersigned’s Lock-Up Shares in connection with a broker-assisted sale in the open market of (i) Parent Capital Stock issued upon exercise of Parent

Options expiring during the Restricted Period or (ii) Parent RSUs, in each case solely up to the amount necessary to pay the exercise price in respect thereof and related tax withholdings or remittance payments (provided, that the Parent Capital Stock received upon vesting, settlement or exercise (other than such shares of Parent Capital Stock as are disposed of or surrendered pursuant to clause (y) or (z) above) are subject to the terms of this letter agreement) and (3) none of the restrictions set forth in this letter agreement shall apply to Transfers of Lock-Up Shares: (x) if the undersigned is a natural Person, (A) to any Person related to the undersigned by blood or adoption who is an immediate family member of the undersigned, or by marriage or domestic partnership (a “Family Member”), or to a trust formed for the direct or indirect benefit of the undersigned or any of the undersigned’s Family Members, in each case, effected for a bona fide estate planning purpose, (B) to the undersigned’s estate, following the death of the undersigned, by will, intestacy or other operation of Law, (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Code, (D) by operation of Law pursuant to a qualified domestic Order or in connection with a divorce settlement, or (E) to any partnership, corporation or limited liability company which is controlled by the undersigned and/or by any such Family Member(s); (y) if the undersigned is a corporation, partnership, limited liability company or other entity, (A) to another corporation, partnership, limited liability company, or other entity that is an affiliate (as defined under Rule 12b-2 of the Exchange Act) of the undersigned, including investment funds or other entities under common control or management with the undersigned, (B) as a distribution or dividend to equity holders (including, without limitation, current or former general or limited partners, members or managers (or to the estates of any of the foregoing), as applicable) of the undersigned (including upon the liquidation and dissolution of the undersigned pursuant to a plan of liquidation approved by the undersigned’s equity holders), (C) as a bona fide gift or a charitable contribution, as such term is described in Section 501(c)(3) of the Code, (D) transfers or dispositions not involving a change in beneficial ownership or (E) with prior written consent of Parent; or (z) if the undersigned is a trust, to any grantors or beneficiaries of the trust; provided, that in the case of any Transfer or distribution pursuant to the foregoing clause (3), any such Transfer or distribution shall be permitted only if (AA) such Transfer or distribution is not be for value and (BB) as a precondition to such Transfer or distribution, each such donee, heir, beneficiary or other transferee or distribute agrees in writing to be bound by each of the terms of, and to assume all of the obligations of the undersigned under, this letter agreement (solely with respect to such Transferred or distributed Lock-Up Shares) by executing and delivering a joinder agreement in form and substance reasonably acceptable to Parent. Any Transfer or distribution of the undersigned’s Lock-Up Shares (or any attempted Transfer or distribution) in violation of the foregoing requirements (including the joinder and delivery requirements) shall be null and void and of no effect whatsoever.

In addition, the undersigned agrees that, without the prior written consent of Parent, the undersigned will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Parent Common Stock or any security convertible into or exercisable or exchangeable for Parent Common Stock.

In the event that any holder of Parent Capital Stock is subject to an agreement that is substantially similar to this letter agreement, other than the undersigned, is permitted by Parent, including through any written consent granted above, to sell or otherwise Transfer or dispose of shares of Parent Capital Stock for value other than as permitted by this letter agreement or by a substantially similar agreement entered into by such holder or is granted an early release from the restrictions described therein (solely to the extent that such restrictions are substantially similar to the restrictions set forth in this letter agreement) during the Restricted Period, the same percentage of the undersigned’s Lock-Up Shares shall be immediately and fully released from any remaining restrictions set forth herein (the “Pro-Rata Release”); provided, however, that such Pro-Rata Release shall not be applied unless and until permission or early release has been granted by Parent (and if prior to the Closing, the Company) to an equity holder or equity holders to sell or otherwise Transfer or dispose of all or a portion of such equity holder’s shares of Parent Capital Stock that, when combined with all such other permissions and early releases that meet the criteria set forth in this paragraph, represent an aggregate amount in excess of 1% of the number of shares of Parent Capital Stock originally subject to an agreement that is substantially similar to this letter agreement. Parent shall notify the undersigned in writing of any Pro-Rata Release of Parent Capital Stock pursuant to the foregoing sentence on the same day that any permission that triggers the Pro-Rata Release is granted.

The undersigned understands that Parent is relying on this letter agreement in proceeding toward consummation of the Mergers. The undersigned further understands that this letter agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents reasonably necessary in connection with the enforcement of the terms herein. The undersigned acknowledges that it has received and reviewed a copy of the Merger Agreement and has had an opportunity to review this letter agreement and the Merger Agreement with its advisors, including legal counsel.

This letter agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Parent and the undersigned. This letter agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties and their respective successors and permitted assigns; provided, however, that neither this letter agreement nor any of the undersigned’s rights or obligations hereunder may be assigned or delegated by the undersigned without the prior written consent of Parent, and any attempted assignment or delegation of this letter agreement or any of such rights or obligations by the undersigned without the prior written consent of Parent shall be void and of no effect.

The undersigned acknowledges and agrees that irreparable damage would occur and that Parent would not have any adequate remedy at law if any provision of this letter agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this letter agreement and to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages (and the undersigned hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which Parent is entitled at law or in equity. The undersigned further agrees not to assert that a remedy of specific performance is unenforceable, invalid, contrary to applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that Parent otherwise has an adequate remedy at law.

Any term or provision of this letter agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this letter agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this letter agreement is invalid or unenforceable, the parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this letter agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision. This letter agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed letter agreement (in counterparts or otherwise) by all parties by electronic transmission (including in .PDF format and with any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) shall be sufficient to bind the parties to the terms and conditions of this letter agreement. The parties have participated jointly in the negotiating and drafting of this letter agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this letter agreement, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this letter agreement.

This letter agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this letter agreement or any of the transactions contemplated hereby, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this paragraph; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party; and (e) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with this letter agreement. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY ACTION OR PROCEEDING WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH

OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

This letter agreement shall terminate automatically upon the termination of the Merger Agreement.

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Sincerely,

Name:
Title:

Address:

Email

[Signature Page to Stockholder Lock-Up Agreement]

ACCEPTED AND AGREED:

REVOLUTION MEDICINES, INC.

By:
Name:
Title:

[Signature Page to Stockholder Lock-Up Agreement]